EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2007, relating to the financial statements, financial statement schedules, of Shutterfly, Inc., which appears in Shutterfly, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006.

                                    /s/ PricewaterhouseCoopers LLP

                                    San Jose, California
                                    January 3, 2008